SECURITY AGREEMENT – FRANKLIN PROJECT

SECURITY AGREEMENT, dated as of April 15, 2005, by and among NEC-EPS Holding, LLC, a Delaware limited liability company ("NEC-EPS Holding"), Lynn Energy Center, LLC, a Delaware limited liability company ("Lynn Energy"), Franklin Energy Center, LLC, a Delaware limited liability company ("Franklin Energy"), and COI Energy Center, LLC a Delaware limited liability company ("COI Energy" and, collectively with NEC-EPS Holding, Lynn Energy and Franklin Energy, the "Borrowers"), and Banknorth, N.A., a national banking institution (the "Lender").

WHEREAS, the Lender has entered into a Loan Agreement of even date herewith with the Borrowers (the "Loan Agreement") pursuant to which the Lender has agreed to make a construction loan to the Borrowers in the amount of up to $8,027,000.00 (the "Loan") to finance the construction and installation of three cogeneration projects;

WHEREAS, Lynn Energy will be constructing a cogeneration facility at 626 Lynnway, Lynn, Massachusetts (the "Lynn Project"), Franklin Energy will be constructing a cogeneration facility at 1199 West Central Street, Franklin, Massachusetts (the "Franklin Project") and COI Energy will be constructing a cogeneration facility at 18275 Arenth, City of Industry, California (the "COI Project") (collectively, the "Projects");

WHEREAS, as evidence of the indebtedness incurred under the Loan, the Borrowers have executed and delivered to the Lender a Promissory Note of even date herewith, (the "Promissory Note"), payment of which is secured by all of the assets of the Borrowers, including the collateral described in this Agreement;

WHEREAS, this Agreement relates specifically to the Franklin Project and the Borrowers other than Franklin Energy are entering into this Agreement for the purpose of granting any rights they may have to Collateral (as defined herein) that relates in any way to the Franklin Project;

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the performance by the Lender of its obligations under the Loan Agreement;

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement. The term "State", as used herein, shall mean **the Commonwealth of Massachusetts.** All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

2. Grant of Security Interest. The Borrowers hereby grant to the Lender, to secure the payment and performance in full of all of the Indebtedness and payment and performance of the Obligations (as such terms are defined in the Loan Agreement), a security interest in and pledge and assign to the Lender the following properties, assets and rights of the Borrowers, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (including, if applicable, electronic documents), accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), rights under surety bonds, commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).

3. Authorization to File Financing Statements. The Borrowers hereby irrevocably authorize the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Borrowers or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the respective Borrower is an organization, the type of organization and any organizational identification number issued to such Borrower and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Borrowers agree to furnish any such information to the Lender promptly upon the Lender's request. The Borrowers also ratify their authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Borrowers agree, in each case at the Borrowers' expense, to take the following actions with respect to the following Collateral and without limitation on the Borrowers' other obligations contained in this Agreement:

4.1 Promissory Notes and Tangible Chattel Paper. If the Borrowers shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, the Borrowers shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

4.2 Deposit Accounts. For each deposit account that the Borrowers, now or at any time hereafter, open or maintain, the Borrowers shall, at the Lender's request and

option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the depositary bank to agree to comply, without further consent of the Borrowers, at any time with instructions from the Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with the Borrowers being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account. The Lender agrees with the Borrowers that the Lender shall not give any such instructions or withhold any withdrawal rights from the Borrowers, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to (i) any deposit account for which the Borrowers, the depositary bank and the Lender have entered into a cash collateral agreement specially negotiated among the Borrowers, the depositary bank and the Lender for the specific purpose set forth therein, (ii) a deposit account for which the Lender is the depositary bank and is in automatic control, and (iii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrowers' salaried employees.

4.3 Investment Property. If the Borrowers shall, now or at any time hereafter, hold or acquire any certificated securities, the Borrowers shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. If any securities now or hereafter acquired by the Borrowers are uncertificated and are issued to the Borrowers or their nominee directly by the issuer thereof, the Borrowers shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the issuer to agree to comply, without further consent of the Borrowers or such nominee, at any time with instructions from the Lender as to such securities, or (b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Borrowers are held by the Borrowers or their nominee through a securities intermediary or commodity intermediary, the Borrowers shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Borrowers or such nominee, at any time, with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Borrowers being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property. The Lender agrees with the Borrowers that the Lender shall

not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Borrowers, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

4.4 Collateral in the Possession of a Bailee. If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Borrowers shall promptly notify the Lender thereof and, at the Lender's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and such bailee's agreement to comply without further consent of the Borrowers, at any time with instructions of the Lender as to such Collateral. The Lender agrees with the Borrowers that the Lender shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrowers with respect to the bailee.

4.5 Electronic Chattel Paper and Transferable Records. If the Borrowers, now or at any time hereafter, hold or acquire an interest in any electronic chattel paper, any electronic document or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Borrowers shall promptly notify the Lender thereof and, at the request and option of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under §9-105 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic chattel paper, control, under §7-106 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic document or control, under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with the Borrowers that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender's loss of control, for the Borrowers to make alterations to the electronic chattel paper, electronic document or transferable record permitted under UCC §9-105 or Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrowers with respect to such electronic chattel paper, electronic document or transferable record.

4.6 Letter-of-Credit Rights. If the Borrowers are, now or at any time hereafter, beneficiaries under a letter of credit now or hereafter, the Borrowers shall promptly notify the Lender thereof and, at the request and option of the Lender, the Borrowers shall, pursuant to an agreement in form and substance satisfactory to the

Lender, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Lender of the proceeds of the letter of credit or (b) arrange for the Lender to become the transferee beneficiary of the letter of credit.

4.7 Commercial Tort Claims. If the Borrowers shall, now or at any time hereafter, hold or acquire a commercial tort claim, the Borrowers shall immediately notify the Lender in a writing signed by the Borrowers of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

4.8 Other Actions as to any and all Collateral. The Borrowers further agree, upon request of the Lender and at the Lender's option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral, including (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any relevant jurisdiction, to the extent, if any, that the Borrowers' signatures thereon are required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions under the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5. Relation to Other Security Documents. Concurrently herewith, NEC-EPS Holding is executing and delivering to the Lender a membership interest pledge agreement pursuant to which NEC-EPS Holding is pledging to the Lender all of the membership interests of NEC-EPS Holding's subsidiaries. Such pledges shall be governed by the terms of such membership interest pledge agreement and not by the terms of this Agreement.

6. Representations and Warranties Concerning Borrowers' Legal Status. The Borrowers represent and warrant to the Lender as follows: (a) each Borrower's exact legal name is that indicated on the signature page hereof, (b) the Borrowers is an organization of the type, and is organized in the jurisdiction, set forth in the preamble hereof and (c) each Borrower's place of business or, if more than one, its chief executive office, as well as such Borrower's mailing address, if different, is that indicated on the signature pages hereof.

7. Covenants Concerning Borrowers' Legal Status. The Borrowers covenant with the Lender as follows: (a) without providing at least 60 days prior written notice to the Lender, no Borrower will change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if any Borrower does not have an organizational identification number and later obtains one, the Borrowers will forthwith notify the Lender of such organizational identification number, and (c) no Borrower will change its type of organization, jurisdiction of organization or other legal structure.

8. Representations and Warranties Concerning Collateral, Etc. The Borrowers further represent and warrant to the Lender as follows: (a) the Borrowers are the owners of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Borrowers hold no commercial tort claim, and (e) the Borrowers have at all times operated their businesses in compliance all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

9. Covenants Concerning Collateral, Etc. The Borrowers further covenant with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to §4, will be kept at those locations listed on Exhibit A to this Agreement and the Borrowers will not remove the Collateral from such locations, without providing at least 60 days prior written notice to the Lender, (b) except for the security interest herein granted, the Borrowers shall be the owners of the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Borrowers shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) the Borrowers shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, or become bound (as provided in Section 9-203(d) of the Uniform Commercial Code of the State or any other relevant jurisdiction or otherwise) by a security agreement in favor of any person as secured party, other than the Lender, (d) the Borrowers will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Borrowers will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Borrowers will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) the Borrowers will continue to operate, their businesses in compliance with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Borrowers will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary

course of business and (ii) so long as no Event of Default has occurred and is continuing, dispositions permitted by the Loan Agreement.

10. Insurance.

10.1 Maintenance of Insurance. The Borrowers will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the Loan Agreement.

10.2 Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $200,000.00, be disbursed to the Borrowers for direct application by the Borrowers solely to the repair or replacement of the Borrowers' property so damaged or destroyed and (b) in all other circumstances, be held by the Lender as cash collateral for the Obligations. The Lender may disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Borrowers solely to the repair or replacement of the Borrowers' property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations in accordance with the Loan Agreement.

10.3 Continuation of Insurance. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Lender. In the event of failure by the Borrowers to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Borrowers. The Borrowers shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

11. Collateral Protection Expenses; Preservation of Collateral.

11.1 Expenses Incurred by Lender. In the Lender's discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums, in each case if the Borrowers fail to do so. The Borrowers agree to reimburse the Lender on demand for all expenditures so made. The Lender shall have no obligation to the Borrowers to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Event of Default.

11.2 Lender's Obligations and Duties. Anything herein to the contrary notwithstanding, the Borrowers shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Borrowers thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any

manner to perform any of the obligations of the Borrowers under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

12. Securities and Deposits. The Lender may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Lender may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Borrowers may at any time be applied to or set off against any of the Obligations.

13. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Borrowers shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Borrowers, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Borrowers shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Borrowers as trustees for the Lender without commingling the same with other funds of the Borrowers and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14. Power of Attorney.

14.1 Appointment and Powers of Lender. Effective upon an acceleration of the Obligations by written notice from the Lender to the Borrower, the Borrowers hereby irrevocably constitute and appoint the Lender and any officer or agent thereof, with full

power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrowers or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrowers, without notice to or assent by the Borrowers, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State or any relevant jurisdiction and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Borrowers' expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Borrowers might do, including (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Borrowers, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that the Borrowers' authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Borrowers' signatures, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Borrowers' names such financing statements and amendments thereto and continuation statements which may require the Borrowers' signatures.

14.2 Ratification by Borrowers. To the extent permitted by law, the Borrowers hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

14.3 No Duty on Lender. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the actions it takes pursuant to this power of attorney and for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrowers for any act or failure to act, except for the Lender's own gross negligence or willful misconduct. The Lender shall not be deemed to

have taken any action pursuant to the power of attorney granted in this provision except to the extent that it specifically executes a document or otherwise takes action in the name of a Borrower as its "attorney in fact."

15. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Borrowers, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or any other relevant jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Borrowers can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Borrowers to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Borrowers' principal offices or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Borrowers at least five (5) business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrowers hereby acknowledge that five (5) business days prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrowers waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights and remedies hereunder, including its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrowers acknowledge and agree that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Borrowers, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim

disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Borrowers acknowledge that the purpose of this §16 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §16. Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to the Borrowers or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §16.

17. No Waiver by Lender, etc. The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

18. Suretyship; Waivers by Borrowers. The Borrowers waive demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrowers assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2. The Borrowers further waive any and all other suretyship defenses.

19. Marshalling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Borrowers hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's

rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrowers hereby irrevocably waive the benefits of all such laws.

20. Proceeds of Dispositions; Expenses. The Borrowers shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Borrowers. In the absence of final payment and satisfaction in full of all of the Obligations, the Borrowers shall remain liable for any deficiency.

21. Overdue Amounts. Until paid, all amounts due and payable by the Borrowers hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

22. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Borrowers agree that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrowers by mail at the Borrowers' address set forth in section 24 hereof. The Borrowers hereby waive any objection that they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

23. Waiver of Jury Trial. THE BORROWERS WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrowers waive any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrowers (a) certify that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this §23.

24. Notices. All notices, demands, requests and other communications required under this Agreement shall be in writing and shall be given to any one or more of the Borrowers at the addresses set forth below, or to such other address as may be designated by the recipient in a written notice delivered to the other parties.

If to one or more of the Borrowers:

c/o New Energy Capital Corp.,
890 Winter Street, Suite 170,
Waltham, Massachusetts 02451,
Attention: Daniel Goldman, CFO

If to Lender:

Banknorth, N.A.
21 Elm Street, Woodstock, Vermont 05091
Attention: William E. Kidder

A copy of any notice to Lender shall be sent to Lender's counsel, Thomas H. Moody, Downs Rachlin Martin PLLC, P.O. Box 190, Burlington, Vermont 05402-0190.

25. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrowers and their successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrowers acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Security Agreement to be duly executed as of the date first above written.

BORROWERS:

NEC-EPS HOLDING, LLC

By: ____________

Name: Daniel P. Goldman
Title: President

LYNN ENERGY CENTER, LLC

By: ________________________
Name: Daniel P. Goldman
Title: President

FRANKLIN ENERGY CENTER, LLC

By: ________________________
Name: Daniel P. Goldman
Title: President

COI ENERGY CENTER, LLC

By: ________________________
Name: Daniel P. Goldman
Title: President

Accepted:

BANKNORTH, N.A.

By: ________________________
Name: William E. Kidder
Title: Vice-President

EXHIBIT A

Locations of Collateral

1. 1199 West Central Street
   Franklin, Massachusetts